SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[x] Preliminary  Proxy Statement [ ] Confidential for Use of the Commission Only
[ ] Definitive Proxy Statement       (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Kinnard Investments, Inc.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1)   or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            KINNARD INVESTMENTS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 15, 1996


TO THE SHAREHOLDERS OF KINNARD INVESTMENTS, INC.

     The 1996 Annual Meeting of Shareholders of Kinnard Investments, Inc. will be held at the Minneapolis Convention Center, Room 208 CD, 1301 Second Avenue South, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on Wednesday, May 15, 1996, for the following purposes:

    1.       To set the number of members of the Board of Directors at six (6).

    2.       To elect members of the Board of Directors.

    3.       To adopt Restated Articles of Incorporation of the Company.

    4. To amend the Company's Bylaws relating to quorum and adjournment of shareholder meetings, number and term of office of directors and filling of vacancies on the Board and to add a bylaw providing special director removal procedures.

5. To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1995.

     Only Shareholders of record as shown on the books of the Company at the close of business on April 1, 1996, will be entitled to vote at the Meeting or any adjournment thereof. Each Shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

     Please note that whether you own one or many shares, it is important that your shares of Common Stock be represented at the Annual Meeting. Therefore, please complete, date and sign the enclosed form of Proxy and mail it promptly in the enclosed envelope.

Dated:    April 12, 1996                     BY ORDER OF THE BOARD OF DIRECTORS
          Minneapolis, MN

                                             Gerald M. Gifford
                                             Secretary

                            KINNARD INVESTMENTS, INC.

                         Annual Meeting of Shareholders

                                  May 15, 1996

                                 PROXY STATEMENT


     The accompanying Proxy is solicited by the Board of Directors of Kinnard Investments, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 15, 1996, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

     The cost of soliciting Proxies, including the preparation, assembly and mailing of the Proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is Kinnard Financial Center, 920 Second Avenue South, Minneapolis, Minnesota 55402. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to Shareholders on April 12, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed April 1, 1996, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 1, 1996, _________ shares of the Company's Common Stock, par value $.02, were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of April 1, 1996, and sets forth the number of shares of Common Stock beneficially owned by each director and nominee for director of the Company, by each executive officer of the Company named in the Summary Compensation table, and by all directors and executive officers (including the named individuals) as a group, as of the same date:

                                       Shares                         Percent
Name and Address                       Beneficially                   of
of Beneficial Owner                    Owned (1)                      Class (2)
-------------------                    ------------                   ---------

John G. Kinnard and                     823,851  (3)                     ____%
  Company, Incorporated
  Employee Stock Owner-
  ship Plan and Trust
920 Second Ave. S.
Minneapolis, MN 55402

Robert S. Spong                         239,187  (4)(12)                  ___%
261 Wexford Heights Drive
New Brighton, MN 55112

Thomas E. Moore                         216,051  (5)                      ___%
111 West Elmwood Place
Minneapolis, MN 55419

Gerald M. Gifford                       114,519  (6)(12)                  ___%
17320 138th Ave. No.
Dayton, MN 55327

Stephen H. Fischer                      118,762  (7)                      ___%
3950 Enchanted Lane
Mound, MN  55364

Andrew J. O'Connell                      70,731  (8)(12)                  ___%
4013 Roanoke Circle
Golden Valley, MN 55422

Thomas J. Mulvaney                       62,131  (9)                      ___%
2488 Hillside
White Bear Lake, MN 55110

Hilding C. Nelson                        61,015  (10)                     ___%
1235 Yale Place
Unit 1410
Minneapolis, MN 55403

James W. Hansen                          35,500  (11)                    *
26 Highway 96 E.
Dellwood, MN  55110

All Directors and Executive
Officers as a Group
(7 persons)                              855,765  (12)                    ____%


*Less than one per cent

(1) Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.

(2) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of April 1, 1996, or within sixty
     (60) days of such date are treated as outstanding only when determining the percent of the class owned by such individual and when determining the percent owned by the group.

(3)  Such shares are held in trust for the benefit of  participants  in the John
     G. Kinnard and Company, Incorporated Employee Stock Ownership Plan and Trust (the "ESOP"). The participants have voting power over shares held by the ESOP which have been allocated to their accounts, and the Trustees vote shares, if any, which have not been allocated to participants' accounts.

(4) Includes 17,297 shares held by Mr. Spong's wife and 11,437 shares allocated to his account under the ESOP.

(5) Includes 10,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixth (60) days of such date and 1,232 shares allocated to Mr. Moore's account under the ESOP.

(6) Includes 20,600 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixty (60) days of such date, and 8,919 shares allocated to Mr. Gifford's account under the ESOP.

(7) Includes 13,750 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixty (60) days of such date, and 4,983 shares allocated to Mr. Fischer's account under the ESOP.

(8) Includes 24,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixty (60) days of such date, and shares allocated to the ESOP accounts of Mr. O'Connell (18,267 shares) and his wife (4,240 shares).

(9)  Includes 10,538 shares allocated to Mr. Mulvaney's account under the ESOP.

(10) Includes 12,500 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996 or within sixty (60) days of such date.

(11) Includes 5,000 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixty
     (60) days of such date. Does not include 2,500 shares which will become purchasable by such individual on May 15, 1996 pursuant to an automatic option grant under the Company's 1990 Stock Option Plan if such individual is re-elected as a director of the Company.

(12) Includes 85,850 shares which may be purchased pursuant to options which were exercisable as of April 1, 1996, or will become exercisable within sixty (60) days of such date, and 49,078 shares allocated to executive officers' accounts under the ESOP. Does not include shares held in the Company's 401(k) plan (over which participants have no voting or dispositive power) for Gerald M. Gifford (21,784 shares), Andrew J. O'Connell (45,997 shares) and Robert S. Spong (72,621 shares).

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)


General Information

     The Bylaws of the Company provide that the number of directors shall be not less than the minimum required by law (which is one) and that in accordance with such requirement the number of directors to be elected for the ensuing year shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at six and that six directors be elected. Unless otherwise instructed, the Proxies will be so voted.

     Under applicable Minnesota law, approval of the proposal to set the number of directors at six, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, the Proxies will be voted for each of the following individuals. If elected, such individuals will serve until the next annual meeting of shareholders or until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.





                Current Position(s) Principal Occupation(s)      Director
Nominee     Age  With Company       During Past Five Years         Since




Hilding C.  57   Chairman and      Chairman of the Company        October 1979
Nelson           Director          since October 1995.  From
                                   June  1995 to October 1995,
                                   acting President and
                                   Chief Executive Officer
                                   of and consultant to
                                   Pet Food Warehouse, Inc.
                                   (retail  pet  food  and
                                   supplies).  From  September
                                   1988 to  present,  private
                                   investor.  From July 1987 to
                                   September  1988,  President
                                   of Lund  International
                                   Holdings, Inc. (manufacturer
                                   of automotive accessories).
                                   From September 1985 to July 1987,
                                   private  investor.  From
                                   April 1978 to September 1985,
                                   President of Multaplex
                                   Corporation (manufacturer of
                                   circuit boards).

Robert S.   61   Director          Senior Vice President of           May 1981
Spong                              JGK.

James W.   41    Director          President of Rehab One,         November
Hansen                             Inc. (physician                   1990
                                   management company) since
                                   January 1994.  Vice
                                   President of Center for
                                   Diagnostic Imaging  from
                                   September 1992 to January 1994.
                                   From  January 1987  to
                                   September 1992, Senior Vice
                                   President and General
                                   Manager, Pension Division,  of
                                   Washington Square Capital, Inc.
                                   (financial services firm).
                                   From September 1984 to January
                                   1987, Vice President of Apache
                                   Corporation (oil  and gas
                                   exploration).

Stephen H.   52    Director        Treasurer of the Company           February
Fischer                            since February 1993, Chief           1991
                                   Executive Officer of
                                   PrimeVest Financial
                                   Services, Inc. ("PFS")
                                   since March 1992, and
                                   President and Chief
                                   Financial Officer of PFS
                                   since August 1986.  From
                                   1981 to August 1986,
                                   President and Treasurer of
                                   IRI Securities Corp.
                                   (securities broker/dealer).

Thomas E.   53     Director        Executive Vice President of         December
Moore                              JGK since December 1993               1993
                                   and  Chairman of the  Board
                                   of JGK  since October 1995.
                                   For more than five years
                                   prior thereto, President and
                                   Chief Executive Officer of
                                   Moore, Juran and Company, Inc.


Andrew J.   41     Director        Investment Executive with            July
O'Connell                          JGK since 1978.  Senior              1994
                                   Vice President of JGK since
                                   May 1992 and Director of
                                   JGK since May 1985. Vice
                                   President  of JGK  from May
                                   1984  to  May 1992.

Board and Committee Meetings

     The Board of Directors has the following Committees: Compensation, Stock Option, Audit, Nominations and Executive. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, consists of Messrs. Nelson and Hansen and met five times during 1995. The Audit Committee reviews with the Company's independent accountants the annual financial statements and the results of the annual audit, temporarily consists solely of Mr. Hansen and met six times during 1995. The Nominations Committee, which was established in September 1995 and consists of Messrs. Hansen and Nelson, reviews and recommends nominations of candidates for director. The Nominations Committee met informally several times since its appointment and is engaged in a search for additional outside directors. The Nominations Committee will consider nominees recommended by Company shareholders. Such recommendations should be submitted in writing to the Secretary of the Company and should include a biography of the nominee.

Directors Fees

     Under current compensation plans, the Company pays the directors who are not employees of the Company or a subsidiary, for their services as directors of the Company, the sum of $750 per month plus $500 per regular board meeting and $250 per special board and each committee meeting attended.

     In addition, under the Company's 1990 Stock Option Plan, each nonemployee director automatically receives, upon re-election to the Board each year, an option to purchase 2,500 shares of the Company's Common Stock at a price equal to the fair market value of the Company's Common Stock as defined in the Plan. On May 18, 1995 the Company granted options to purchase 2,500 shares to Messrs. Hansen and Nelson, each of whom was re-elected as a director at the 1995 annual meeting of shareholders, at an option price of $3.55 per share.

     Since the resignation of the Company's former chief executive officer, Hilding C. Nelson has served as Chairman of the Board and a member of the Executive Committee, for which he is being compensated at the rate of $2,750 per month plus $500 per regular Board meeting attended and cash compensation based on time expended on Company business; however, during such period he is not receiving other directors fees or the nonemployee director automatic stock option grant described above.

Certain Relationships and Related Transactions

     Andrew J. O'Connell, Thomas E. Moore and Robert S. Spong, directors of the Company, are employees of JGK. They earned in 1995 commissions, other compensation and benefits from JGK, on the same bases and under the same policies as other employees, in the aggregate amounts of $614,074, $302,947 and $202,292, respectively. Under a program applicable to all of JGK's investment executives based on their individual production, a five year option was granted to Mr. O'Connell in January 1995 to purchase 7,500 shares of the Company's Common Stock at $3.58 per share, and options were granted to Messrs. O'Connell and Moore during the current fiscal year to purchase 12,500 and 10,000 shares, respectively, at $4.04 per share.

     Certain directors and officers of the Company (and members of the immediate families of such persons) maintain margin accounts with JGK and have margin account indebtedness outstanding from time to time. All such indebtedness is incurred in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.


                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION
                                  (Proposal #3)

     The Board of Directors proposes that the Company's Articles of Incorporation (the "Existing Articles") be restated (that is, amended in their entirety) in order to (i) combine into one document prior amendments to the Articles and (ii) reflect changes in corporate practice and procedure consistent with the new Minnesota Business Corporation Act (the "Act"). The proposed Restated Articles of Incorporation (the "Restated Articles") are set forth in Appendix A to this proxy statement.

     The Existing Articles provide that amendments thereto may be adopted by the affirmative vote of the holders of at least a majority of the total voting power of all shares authorized under the Articles to vote. Because the Restated Articles are silent in that regard, if they are adopted the provisions of the Act will apply to any future proposed amendments. Pursuant to the Act, amendments to the Restated Articles may be adopted by the affirmative vote of a majority of the voting power of the shares present or represented at a meeting at which the amendment is to be considered.

     The Existing Articles provide that each holder of shares of Common Stock is entitled to one vote for each share so held. Since the Existing (and Restated) Articles give the Board of Directors authority to establish other classes and series of shares and to determine the rights and preferences of such other classes and series, the Restated Articles make it clear that holders of a class of non-voting or restricted-voting stock created by the Board will not be entitled to vote except as otherwise provided by law or in the terms of the shares.

     Except for the changes set forth above, no changes of substance from the Existing Articles would, in the opinion of the Company and its counsel, be effected by the proposed Restated Articles.

Vote Required

     The Board of Directors recommends that shareholders vote "FOR" adoption of the Restated Articles. Adoption of the Restated Articles requires the affirmative vote of a least a majority of the outstanding shares of Common Stock of the Company.


                               AMENDMENT OF BYLAWS
                                  (Proposal #4)

     The Bylaws of the Company are subject to amendment by either the shareholders or the Board of Directors, and the Board of Directors has adopted Restated Bylaws to reflect changes in corporate practice and procedure consistent with the new Minnesota Business Corporation Act (the "Act"). The Act provides, however, that the Board may not amend a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies on the board, or fixing the number of directors or their classifications, qualifications or terms of office (other than a bylaw increasing the number of directors).

     Because of wording changes proposed to be made to such provisions, the Board requests that the shareholders amend the existing bylaw provisions relating to quorum for shareholders meetings, procedures for filling vacancies on the Board and fixing the number of directors. The existing and proposed provisions are set forth on Appendix B to this proxy statement.

Vote Required

     The Board of Directors recommends that shareholders vote "FOR" adoption of the amendments to the Bylaws. Adoption of such amendments requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter and (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors is composed of an outside director, James W. Hansen, and a second director, Hilding C. Nelson, who also serves as Chairman of the Board. The Committee is responsible for developing and making recommendations to the Board with respect to the compensation to be paid to the Chief Executive Officer of the Company and to the other principal executive officers of the Company and its two operating subsidiaries.

     Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual cash bonuses, long-term incentive compensation in the form of stock options, and various benefits, including participation in the Company's pension plan and employee stock ownership plan ("ESOP"), both of which are generally available to all employees of the Company and have contribution formulas which are related to the Company's performance and vesting schedules which reward long-term service to the Company.

     The Company entered into an employment agreement with Stephen H. Fischer in connection with the Company's acquisition of PFS in 1991. The agreement is for a term of five years and Mr. Fischer's compensation is established annually by the Compensation Committee on the same basis as for other principal executive officers.

     The Company has followed a policy of paying annual base salaries which are less than the industry's average as reported by the Securities Industry Association and relying on annual cash bonuses and long-term incentive compensation to retain executive officers. The Compensation Committee believes long-term incentives enhance the concept of ownership which emphasize profits and directly ties executive compensation to shareholder value. Annual cash bonuses and long-term stock option incentives are tied to the profitability of the Company and are not awarded if the Company fails to achieve a profitable year or if goals are not met.

     Compensation. The Company has continued the compensation policies and practices initiated in 1992 which have included moderate increases during profitable periods and reductions during unprofitable periods. On January 1, 1995 JGK implemented 5% reductions in base salaries to reduce expenses and reflect the loss sustained in 1994. The reduction was eliminated prospectively on July 1 after the Company had achieved two profitable quarters.

     For 1995, bonuses were paid from a pool established by each operating subsidiary the gross amount of which was determined primarily on the basis of return on equity at the beginning of the fiscal year in excess of a minimum amount. Participants in each subsidiary's bonus pool included some individuals who are not considered to be executive officers of the Company and are not included in the compensation table below. Allocation of the bonus pool of each subsidiary was recommended by the chief executive officer or management committee of each subsidiary to the Compensation Committee.

     Long-term compensation in the form of stock options was awarded in February of 1996 based on the Company's financial performance in 1995 and the level of responsibility of the individual officer. Performance was judged on the basis of achievement of budgeted goals.

     Contributions to the Company's pension plan and ESOP are determined for executive officers on the same basis as for all other employees. Annual contributions to the pension plan are made at the rate of 5% of total compensation paid during the year subject to IRS limitations. Contributions to the ESOP are made at the discretion of the Company's Board of Directors.

     The Company provides medical and insurance benefits to its executive officers which are generally available to all Company employees. Some executive officers of the Company participate in the Company's employee stock purchase plan which is also generally available to all employees and to which the Company does not contribute. The amount of perquisites allowed to executive officers, as determined in accordance with the rules of the Securities and Exchange Commission, did not exceed 10% of salary for 1995.

     Chief Executive Officer Compensation. Mr. Mulvaney served as chief executive officer of JGK and KII in 1995 until September when he resigned. His base salary and other compensation in 1995 were determined in accordance with the policies as described above as applicable to all executive officers. In September of 1995 Mr. Mulvaney resigned all positions with the Company and its affiliates and the Company agreed to continue to pay his salary through December 31, 1996 and over a period of time severance compensation and benefits as reported in the table below.

     Summary. Base salary increases in 1995 were moderately less than in 1994 reflecting the 5% reduction until the Company had achieved two profitable quarters. Bonuses were paid (except to Mr. Mulvaney who left mid-year) and ESOP contributions were made for 1995 based on the Company's profitability. Options were granted to remaining executives for 1995 because budgeted objectives were exceeded. The Compensation Committee believes compensation paid for 1995 generally reflected the Company's financial performance.


            James W. Hansen
            Hilding C. Nelson, Members of the Compensation Committee


Summary Compensation Table

     The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the former Chief Executive Officer of the Company and by each of the Company's other executive officers whose salary and bonus compensation exceeded $100,000 for fiscal 1995.




                                                                               Long Term Compensation
                                                                        -------------------------------------------
                                                                                Awards               Payouts
                                            Annual Compensation
                                 -----------------------------------------

                                                                                              Securities
                                                                              Restricted      Underlying      LTIP      All Other
Name and Principal         Fiscal                                                Stock         Options       Payouts    Compensa-
Position                    Year     Salary ($)      Bonus ($)      Other(1)     Awards ($)      /SARs (#)(3)       ($)    tion ($)
------------------------ - ------    ----------      ---------      ------      ----------      ---------       -----    ---------

Thomas J. Mulvaney,         1995        $146,250           -0-      $395,025 (2)  None            None         None       $12,209(4)
 Former Chairman of         1994         147,566           -0-         7,393      None            None         None         7,500
 the Board, President       1993         123,550       213,658         8,284      None           3,500         None        22,697
 and Chief Executive
 Officer of KII and
 JGK

Gerald M. Gifford,          1995          92,885       166,501           335      None           10,000        None        12,638(5)
 Secretary of KII and       1994          99,740           -0-           396      None             None        None         6,092
 Executive Vice             1993          85,552       128,195         6,470      None            2,100        None        20,128
 President of JGK

Stephen H. Fischer,         1995         120,000        35,000         8,621      None            5,000        None        12,6385
 Treasurer of KII and       1994         120,000        15,000         7,483      None             None        None          7,370
 President and Chief        1993         113,041        59,000        15,262      None            1,250        None         16,650
 Executive Officer of
 PFS



(1)   Amount reflects commission income except as described in footnote 2.
(2)   Includes $393,750 in severance compensation.
(3) All options were granted subsequent to the close of the fiscal year for which the award was made.
(4) Amount reflects Company contributions to the Pension Plan and ESOP of $7,475 and $4,734, respectively.
(5) Amount reflects Company contributions to the Pension Plan and ESOP of $7,500 and $5,138, respectively.



Option/SAR Grants During 1995 Fiscal Year

     No options were granted to the named executive officers during fiscal 1995; however, as noted above, options were granted in 1996 based on the achievement of performance objectives for fiscal 1995. The Company has not granted any stock appreciation rights.


Option/SAR Exercises During 1995 Fiscal
Year and Fiscal Year End Option/SAR Values

     The following table provides information related to options exercised by the named executive officers during the 1995 fiscal year and the number and value of options held at fiscal year end. The table does not include options awarded on the basis of fiscal 1995 performance because such options were granted in 1996.

                                                                    Value of
                                                 Number of         Unexercised
                                                Unexercised        In-the-Money
                                               Options/SARs at   Options/SARs at
                      Shares                     FY-End (#)        FY-End ($)
                    Acquired on      Value      Exercisable/      Exercisable/
Name                Exercise (#) Realized($)(1) Unexercisable  Unexercisable(1)
----                ------------ -------------  -------------   --------------

Thomas J. Mulvaney    9,000         $13,680            0/0               $ 0/0

Gerald M. Gifford         0               0        16,600/0          $ 9,870/0

Stephen H. Fischer        0               0         8,750/0              $ 0/0



1 Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise or at fiscal year end, as the case may be, and the option exercise price.



Stock Performance Chart

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended December 31, 1995 with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Financial Index. The comparison assumes $100 was invested on December 31, 1990 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.



              Dec. 90     Dec. 91    Dec. 92     Dec. 93    Dec. 94     Dec 95

Kinnard       $100.00     $275.00    $329.81     $337.89    $133.58     $260.79
Investments,
Inc.

Nasdaq        $100.00     $160.56    $186.87     $214.51    $209.69     $296.30
Composite
Index

Nasdaq        $100.00     $154.74    $221.32     $257.23    $257.83     $375.64
Financial
Index


                          INDEPENDENT PUBLIC ACCOUNTANT


     The accounting firm of Deloitte & Touche LLP has served as independent auditors for the Company since April 1992 and has been selected by the Board of Directors to continue for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at such meeting to respond to appropriate questions from the Company's shareholders.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to Insiders were complied with except that one report covering one transaction was filed late by each of Andrew
J. O'Connell and Hilding C. Nelson.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the annual meeting in calendar year 1996 must be received by the Company by December 13, 1996, to be includable in the Company's proxy statement and related proxy for the 1997 annual meeting.



                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                    FORM 10-K

     THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF THE CORPORATE SECRETARY, KINNARD INVESTMENTS, INC., KINNARD FINANCIAL CENTER, 920 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT AS OF APRIL 1, 1996, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS.


Dated:    April 12, 1996
          Minneapolis, MN

                            KINNARD INVESTMENTS, INC.
                            PROXY FOR ANNUAL MEETING
                                  May 15, 1996

     The undersigned hereby appoints HILDING C. NELSON and GERALD M. GIFFORD, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Kinnard Investments, Inc. registered in the name of the undersigned at the 1996 Annual Meeting of Shareholders of the Company to be held at the Minneapolis Convention Center, Room 208 CD, 1301 Second Avenue South, Minneapolis, Minnesota, at 3:30 p.m., Minneapolis time, on May 15, 1996, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Meeting.

     The Board of Directors recommends that you vote FOR each proposal.

     1.       Set the number of directors at six (6).

              [   ]  FOR             [   ]  AGAINST         [   ]  ABSTAIN

     2.       Elect directors.  (Nominees:  H. Nelson, R. Spong, J. Hansen,
                                            S. Fischer, T. Moore, A. O'Connell)

              [   ] FOR all nominees listed [ ] WITHHOLD  AUTHORITY to vote
                    above (except those         for all nominees
                    whose names have been       listed above
                    written on the line below)

             -----------------------------------------------------

     3.       Adopt Restated Articles of Incorporation.

              [   ]  FOR             [   ]  AGAINST         [   ]  ABSTAIN

     4. Adopt amendments to sections of the Company's Bylaws relating to quorum and adjournment of shareholder meetings, number and term of office of directors and filling of vacancies on the Board and to add a bylaw providing special director removal procedures.

              [   ]  FOR             [   ]  AGAINST         [   ]  ABSTAIN

     5. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                    Date                              , 1996
                         -----------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------
                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign. 153597

                                   APPENDIX A

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            KINNARD INVESTMENTS, INC.


                                   ARTICLE 1.
                                      NAME

1.1.  Name.  The name of the corporation shall be Kinnard Investments, Inc.


                                   ARTICLE 2.
                                REGISTERED OFFICE

2.1. Registered Office. The location and post office address of the registered office of the corporation in this state shall be 920 Second Avenue South, Minneapolis, Hennepin County, Minnesota 55402.

                                   ARTICLE 3.
                                  CAPITAL STOCK

3.1. Authorized Shares. The aggregate number of shares the corporation has authority to issue shall be 25,000,000 shares, consisting of 7,500,000 shares of Common Stock, par value $.02, 1,000,000 shares of Preferred Stock and 16,500,000 undesignated shares. The Board of Directors of the corporation is authorized, by resolution adopted and filed in the manner provided by law, (i) to establish such series of Preferred Stock with such designation, rights and preferences as the Board shall determine and (ii) to establish from the undesignated shares one or more classes or series of shares, to designate each such class or series (which may include but is not limited to designation as additional Common or Preferred Stock), and to fix the relative rights and preferences of each such class or series.


                                   ARTICLE 4.
                                  SHAREHOLDERS

4.1. Preemptive Rights. No holder of any stock of the corporation shall have any preemptive right to subscribe for or purchase his proportionate share of any stock of the corporation now or hereafter authorized or issued.

4.2. Voting Rights. At each meeting of the shareholders and with respect to any matter upon which the shareholders shall have a right to vote, each holder of record of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock so held (except that if a class of non-voting or restricted-voting common stock is issued, holders of such shares shall not be entitled to vote except as allowed by law or by the corporation's designation of the rights of holders of such shares). No shareholder shall have the right to cumulate his votes for the election of directors and there shall be no cumulative voting for any purpose whatsoever.


                                   ARTICLE 5.
                                   DIRECTORS

5.1. Number.The management of the corporation shall be vested in a Board of Directors. The number of directors shall be fixed by the Bylaws and may be altered by amending the Bylaws but shall never be less than required by law.

5.2. Limitation of Director Liability. To the fullest extent permitted by the Minnesota Business Corporation Act as the same exists or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE 6.
                                     BYLAWS

6.1. Bylaws. The Board of Directors is expressly authorized to make and alter Bylaws of this corporation, in the manner provided in the Bylaws, subject to the power of the shareholders to change or repeal such Bylaws and subject to any other limitations on such authority provided by the Minnesota Business Corporation Act.


                                   ARTICLE 7.
                                  MISCELLANEOUS

7.1. Ratification by Shareholders. Any contract, act or transaction of the corporation or of the directors may be ratified by a vote of a majority of the voting power of the shares present and entitled to vote or other minimum required by law, and such ratification shall, so far as permitted by law, be as valid and as binding as though ratified by every shareholder of the corporation.

7.2. Indemnification of Directors, Officers, Employees and Agents. Except as otherwise provided in the Bylaws, directors, officers, employees and agents of the corporation shall be indemnified to the maximum extent permitted by the Minnesota Business Corporation Act, as from time to time amended, for expenses and liabilities arising by reason of their position with, or by acts in such capacities on behalf of, the corporation or another corporation which they may serve at the request of the corporation.

7.3. Inapplicability of Minnesota Control Share Acquisition Statute. Section 302A.671 of the Minnesota Statues Annotated (entitled "Control Share Acquisitions") shall not apply to this corporation.

                                   APPENDIX B


Existing Bylaw Provisions


     Quorum and Adjourned Meetings. The holders of twenty-five percent (25%) of all shares outstanding and entitled to vote, represented either in person or by proxy, shall constitute a quorum for the transaction of business at any annual or special meeting of the shareholders. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of voting shares shall be represented. At such adjourned meeting at which the required amount of voting shares shall be represented, any business may be transacted which might have been transacted at the original meeting.

     Number, Term and Qualifications. At each annual meeting the shareholders shall determine the number of directors, which shall not be less than the minimum required by law; provided, that between annual meetings the authorized number of directors may be increased by the shareholders or by the Board of Directors or decreased by the shareholders. Each director at each annual meeting of shareholders shall be elected for a term of one (1) year and shall hold office until his successor is elected and qualified, or until his resignation or removal as provided by statute.

     Vacancies. Vacancies on the Board of Directors shall be filled by the remaining members of the Board, through less than a quorum; provided that newly created directorships resulting from an increase in the authorized number of directors shall be filled by two-thirds (2/3) of the directors serving at the time of such increase. Persons so elected shall be directors until their successors are elected by the shareholders, who may make such election at their next annual meeting or at any special meeting duly called for that purpose.



Proposed Bylaw Provisions


     Quorum. The holders of twenty-five percent (25%) of the voting power of the shares entitled to vote at a meeting, represented either in person or by proxy, shall constitute a quorum for the transaction of business at any regular or special meeting of the shareholders. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until conclusion of the meeting, even though the withdrawal of any shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

     Adjournment of Meetings. In case a quorum is not present at any meeting, those present shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the required number of voting shares shall be represented.

At such adjourned meetings at which the required number of voting shares shall be represented, any business may be transacted which might have been transacted at the original meeting. If any meeting becomes deadlocked in that neither a motion to conclude the meeting nor a motion to adjourn the meeting to another date or time passes, the presiding chairman has the power to declare the meeting either be concluded or be adjourned to another date or time.
     Number, Term and Qualifications. At each annual meeting the shareholders shall determine the number of directors, which shall not be less than the minimum required by law; provided, that between annual meetings the authorized number of directors may be increased by the shareholders or by the Board of Directors or decreased by the shareholders. Each director at each annual meeting of shareholders shall be elected for a term of one (1) year and shall hold office until his successor is elected and qualified, or until his resignation or removal as provided by statute. Number of Directors. At each regular meeting of shareholders, the shareholders shall determine the number of directors, which shall not be less than the minimum required by law. Between regular meetings of shareholders, the authorized number of directors may be increased by the shareholders or by the board of directors or decreased by the shareholders. No decrease in the number of directors pursuant to this section shall cause any director than in office to be removed until the expiration of his or her term.

     Election of Directors and Term of Office. At each regular meeting of shareholders, elections shall be held for directors. Each director shall serve for a term that expires at the next regular meeting of shareholders. A director shall hold office until the term expires and until a successor is elected and has qualified, or until the earlier death, resignation, removal or disqualification of the director. Vacancies. Vacancies on the Board of Directors shall be filled by the remaining members of the Board, through less than a quorum; provided that newly created directorships resulting from an increase in the authorized number of directors shall be filled by two-thirds (2/3) of the directors serving at the time of such increase. Persons so elected shall be directors until their successors are elected by the shareholders, who may make such election at their next annual meeting or at any special meeting duly called for that purpose. Vacancies. Vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, except that vacancies on the board resulting from newly created directorships may be filled by the affirmative vote of two-thirds of the directors serving at the time of the increase. A director so elected shall serve for a term that expires at the next regular or special meeting of the shareholders. A director so elected shall hold office until the term expires and until a successor is elected and has qualified, or until the earlier death, resignation, removal or disqualification of the director.

     Removal of Directors.  Directors may be removed as follows:

     Minnesota Business Corporations Act. Directors may be removed by the procedures specified in the Minnesota Business Corporations Act, as amended.

     Automatic Removal if not Re-elected. If, in an election by shareholders, a current director does not receive sufficient votes in favor of his or her re-election and no other person receives sufficient votes in the elections to fill the position, the current director shall automatically be removed as a director at the conclusion of the meeting in which the election occurred and the position shall be vacant until otherwise filled. However, if elections result in no one receiving sufficient votes to be elected or re-elected as director, the current board shall continue to serve until a successor for at least one directorship position is elected and qualified.